UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4748

DREYFUS PREMIER FIXED INCOME FUNDS
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier Corporate Bond Fund

ANNUAL REPORT October 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Financial Futures
16	Statement of Options Written
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
37	Report of Independent Registered
Public Accounting Firm
38	Important Tax Information
39	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Corporate Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Corporate Bond Fund, covering the 12-month period from November 1, 2003, through October 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

The Federal Reserve Board has raised short-term interest rates three times since the beginning of the summer, and higher commodity prices suggest that inflationary pressures may be rising over the near term. On the other hand, lackluster job growth, low capacity utilization and greater worker productivity should help to keep a lid on inflation over the longer term.The probable result of these conflicting market forces, in our judgment, is a U.S. bond market that trades primarily within a relatively well-defined range and favors higher-quality bonds, but that may occasionally overshoot in both directions.

In uncertain markets such as these, the fixed-income investments that are right for you depend on your current needs, future goals, tolerance for risk and the composition of your current portfolio.As always, your financial advisor may be in the best position to recommend the specific market sectors that will satisfy your income and capital preservation needs most effectively.

Thank you for your continued confidence and support.

The Dreyfus Corporation November 15, 2004
2

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Corporate Bond Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2004, the fund’s Class A shares achieved a 5.54% total return and distributed aggregate income dividends of $0.4608 per share, Class B shares achieved a 5.03% total return and distributed aggregate income dividends of $0.3968 per share, Class C shares achieved a 4.70% total return and distributed aggregate income dividends of $0.3656 per share, and Class R shares achieved a 5.83% total return and distributed aggregate income dividends of $0.4949 per share.1 In comparison, the fund’s benchmark, the Lehman Brothers U.S. Credit Index, achieved a total return of 6.59% for the same period.2

Despite a generally strengthening U.S. economy and improving business conditions, corporate bond prices were little changed over the reporting period, and returns were derived mainly from income.The fund produced lower returns than its benchmark, primarily due to lagging performance among non-corporate holdings and the fund’s relatively short average duration — a measure of sensitivity to changing interest rates — during the reporting period’s first half.

What is the fund’s investment approach?

The fund seeks to maximize total return through capital appreciation and current income.To pursue this goal, the fund invests at least 80% of its assets in bonds issued by “domestic” companies, which include U.S. dollar-denominated bonds issued by domestic or foreign-based companies. Normally, at least 75% of the fund’s assets will be invested in bonds rated investment grade (BBB/Baa or higher) or the unrated equivalent as determined by Dreyfus.Although the fund may invest up to 25% of its assets in lower-rated, “high yield” bonds, we seek to maintain the fund’s average credit quality within the investment-grade range.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

When choosing securities, we review each issuer’s credit quality and the current state and long-term outlook of its industry or sector. Interest-rate and liquidity conditions are also factors.

What other factors influenced the fund’s performance?

The U.S. economy generally strengthened over the reporting period, leading to gradually improving business conditions for many corporate bond issuers. Despite hitting a “soft patch” during the summer of 2004, the expanding economy caused the Federal Reserve Board to raise short-term interest rates three times in an attempt to forestall potential inflationary pressures and back away from the aggressively accommodative monetary policy established in the aftermath of the September 2001 terrorist attacks.Yield differences between comparable corporate securities and U.S. Treasury securities narrowed in this changing market environment, and corporate bonds ranked among the better-performing sectors of the U.S. bond market for the reporting period overall.

In anticipation of higher short-term interest rates, early in 2004 we set the fund’s average duration in a range we considered shorter than the benchmark.This position was designed to reduce the fund’s sensitivity to the potentially eroding effects of stronger economic growth and higher interest rates. However, the economic recovery generally proved to be more moderate than investors previously had expected, and inflationary pressures remained low between the beginning of the reporting period and the end of the first quarter of 2004.As a result,the fund’s returns generally trailed the average during the first half of the reporting period.

Although the fund’s relative performance improved during the second half, it was not enough to offset earlier weakness. Nonetheless, the fund’s relatively short average duration benefited performance during the spring of 2004, when stronger-than-expected labor markets and surging energy prices suggested that inflationary pressures were rising.

As yield differences between corporate bonds and U.S.Treasury securities narrowed toward levels that fell below historical averages, we began to reduce the fund’s holdings of corporate securities, taking profits in holdings that had gained value.We redeployed those assets to

4

other sectors of the bond market that we considered more attractively valued, including mortgage-backed securities. However, corporate bonds generally continued to produce above-average returns, and the move to mortgage-backed securities contributed to the fund under-performing its benchmark.

On the other hand, the fund’s performance was helped by our security selection strategy, which enabled us to avoid certain credits that were more subject to “media risk,” or negative news reports and headlines. In addition, some of the fund’s high-yield holdings gained value when their credit ratings were upgraded to the investment-grade range by the major rating agencies.

What is the fund’s current strategy?

Because we currently believe that corporate bonds are richly valued, we have continued to allocate up to 20% of the fund’s assets to other types of securities that, in our view, may help the fund avoid the full brunt of volatility in the corporate sector.When making new purchases of corporate bonds, we typically have focused on higher-rated securities from companies with positive cash flows and strong balance sheets. In our judgment, bonds from issuers with the resources to reduce outstanding debt while pursuing other shareholder-friendly activities, such as stock buy-backs, are likely to hold more of the value during market declines.

November 15, 2004
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through October 31, 2004, at which time it was extended to October 31,
2005. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Credit Index is a widely accepted, unmanaged index of publicly issued, non-convertible, dollar-denominated, investment-grade U.S. corporate and specified foreign securities, with at least $150 million par amounts outstanding and at least one year to maturity.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class R shares of Dreyfus Premier Corporate Bond Fund on 11/1/02 (inception date) to a $10,000 investment made in the Lehman Brothers U.S. Credit Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Lehman Brothers U.S. Credit Index is a widely accepted, unmanaged index of publicly issued, non-convertible, dollar-denominated, investment-grade U.S. corporate and specified foreign securities, with at least $150 million par amounts outstanding and at least one year to maturity. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/04

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (4.5%)	11/01/02	0.78%	6.64%
without sales charge	11/01/02	5.54%	9.13%
Class B shares
with applicable redemption charge †	11/01/02	1.17%	6.73%
without redemption	11/01/02	5.03%	8.59%
Class C shares
with applicable redemption charge ††	11/01/02	3.73%	8.32%
without redemption	11/01/02	4.70%	8.32%
Class R shares	11/01/02	5.83%	9.41%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND ’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Corporate Bond Fund from May 1, 2004 to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2004
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 5.65	$ 8.21	$ 9.48	$ 4.37
Ending value (after expenses)	$1,043.00	$1,040.70	$1,039.30	$1,044.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2004

	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 5.58	$ 8.11	$ 9.37	$ 4.32
Ending value (after expenses)	$1,019.61	$1017.09	$1,015.84	$1,020.86

  Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.60% for Class B, 1.85% for Class C and .85% for Class R, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
8

STATEMENT OF INVESTMENTS October 31, 2004
Principal
Bonds and Notes—100.2%	Amount [a]	Value ($)

Aerospace & Defense—2.4%
Lockheed Martin,
Notes, 7.25%, 2006	100,000	106,444
Raytheon,
Notes, 6.5%, 2005	50,000	51,322
		157,766
Agricultural—.6%
Altria,
Notes, 7%, 2005	40,000	40,988
Airlines—1.4%
American Airlines,
Pass-Through Ctfs., Ser. 1999-1, 7.024%, 2009	50,000	50,325
Continental Airlines,
Pass-Through Ctfs., Ser. 1998-1, Cl. A, 6.648%, 2017	42,291	39,774
		90,099
Auto Manufacturing—.4%
General Motors,
Sr. Debs, 8.375%, 2033	27,000	28,174
Automotive, Trucks & Parts—2.3%
Dana,
Notes, 9%, 2011	74,000 [b]	88,430
Lear,
Sr. Notes, Ser. B, 8.11%, 2009	53,000	60,918
		149,348
Banking—3.1%
Bank of America,
Sr. Notes, 4.375%, 2010	150,000 [b]	152,262
Keycorp,
Sub. Notes, 7.5%, 2006	50,000	53,818
		206,080
Chemicals—.8%
Dow Chemical,
Notes, 6%, 2012	50,000 [b]	54,608
Commercial Services—1.2%
WMX Technology
Notes, 7%, 2005	75,000	76,312
Consumer Products—1.5%
Gillette,
Notes, 5.75%, 2005	100,000	102,587

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Diversified Financial Services—11.6%
Boeing Capital:
Bonds, 5.8%, 2013	18,000	[b]	19,534
Notes, 6.5%, 2012	50,000		56,354
CIT,
Notes, 1.94%, 2007	53,000	[c]	53,023
Capital One Bank,
Sub. Notes, 6.5%, 2013	78,000		85,798
Citigroup,
Sub. Notes, 5% 2014	75,000	[d]	76,242
Ford Motor Credit:
Global Landmark Securities, 7%, 2013	150,000	[b]	158,671
Notes, 2.07%, 2007	5,000	[c]	4,915
GMAC,
Notes, 6.875%, 2011	125,000		130,301
Goldman Sachs,
Notes, 3.875%, 2009	65,000	[b]	65,505
MBNA,
Sr. Notes, Ser. F, 7.5%, 2012	50,000		58,513
Morgan Stanley,
Sub. Notes, 4.75%, 2014	60,000		58,888
			767,744
Electric Utilities—8.2%
Allegheny Energy,
Notes, 7.75%, 2005	75,000		77,438
Dominion Resources,
Sr. Notes, Ser. B, 7.625%, 2005	50,000		51,741
Entergy Arkansas,
First Mortgage, 6.125%, 2005	100,000		102,360
Jersey Central Power & Light,
First Mortgage, 5.625%, 2016	23,000	[d]	24,175
Monongahela Power,
First Mortgage, 5%, 2006	50,000		51,582
Nisource Finance,
Notes, 3.2%, 2006	100,000		99,912
Pacific Gas & Electric,
First Mortgage, 4.8%, 2014	23,000		23,078
SCANA,
Sr. Notes, 2.161%, 2006	30,000	[c]	30,082

10

Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Electric Utilities (continued)
TXU Energy,
Sr. Notes, 7%, 2013		75,000	85,290
			545,658
Food & Beverages—3.8%
Bottling,
Notes, 2.45%, 2006		100,000	99,243
Miller Brewing,
Notes, 4.25%, 2008		20,000 [d]	20,423
Pepsi Bottling,
Sr. Notes, Ser. B, 7%, 2029		20,000 [b]	24,041
Tyson Foods,
Notes, 7.25%, 2006		100,000	107,374
			251,081
Foreign/Governmental—2.5%
Canadian Government,
Bonds, 4%, 2031	CAD	20,000 [e]	25,358
United Kingdom Gilt,
Bonds, 4%, 2009	GBP	80,000	143,247
			168,605
Health Care—4.2%
IVAX,
Sr. Sub. Notes, 4.5%, 2008		32,000	32,200
Manor Care,
Notes, 6.25%, 2013		20,000	21,491
Medco Health Solutions,
Sr. Notes, 7.25%, 2013		22,000	24,481
Vertex Pharmaceuticals,
Sub. Notes, 5%, 2007		209,000	201,946
			280,118
Manufacturing—1.8%
Tyco International,
Notes, 5.8%, 2006		115,000	120,483
Media—2.8%
British Sky Broadcasting:
Notes, 6.875%, 2009		13,000	14,456
Notes, 7.3%, 2006		50,000	53,826

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Media (continued)
Comcast:
Sr. Notes, 6.5%, 2015	24,000	26,296
Sr. Notes, 6.75%, 2011	50,000 [b]	56,162
Time Warner Entertainment,
Sr. Notes, 8.375%, 2033	27,000	34,089
		184,829
Mining & Metals—1.2%
Alcoa,
Notes, 4.25%, 2007	15,000	15,433
Noranda,
Deb., 7%, 2005	65,000	66,915
		82,348
Oil & Gas—10.0%
ANR Pipeline,
Notes, 8.875%, 2010	50,000	56,375
Atmos Energy:
Notes, 2.465%, 2007	62,000 [c]	61,989
Sr. Notes, 5.125%, 2013	33,000	33,866
ConocoPhillips,
Notes, 4.75%, 2012	25,000	25,715
Enterprise Products Operating,
Sr. Notes, 4.625%, 2009	200,000 [d]	202,283
Intergas Finance,
Bonds, 6.875%, 2011	150,000 [d]	150,187
Kerr-McGee,
Notes, 6.95%, 2024	46,000	50,802
Oneok,
Notes, Ser. B, 7.75%, 2005	50,000	50,862
Valero Energy,
Notes, 7.375%, 2006	30,000	31,820
		663,899
Paper & Forest Products—1.0%
International Paper:
Deb., 5.125%, 2012	50,000	49,095
Notes, 5.85%, 2012	15,000	16,040
		65,135

12

Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Property-Casualty Insurance—7.4%
Aspen Insurance,
Sr. Notes, 6%, 2014	100,000	[b,d]	101,659
CNA Financial,
Notes, 6.5%, 2005	20,000		20,300
Chubb,
Notes, 6%, 2011	15,000		16,242
Converium Holdings,
Sr. Notes, 7.125%, 2023	250,000	[b]	161,250
Kingsway America,
Sr. Notes, 7.5%, 2014	25,000		25,945
Liberty Mutual Insurance,
Notes, 7.875%, 2026	50,000	[d]	55,681
Metlife,
Sr. Notes, 5.5%, 2014	68,000		70,730
Oil Casualty Insurance,
Deferrable Sub. Debs., 8%, 2034	40,000	[d]	40,484
			492,291
Real Estate Investment Trusts—2.1%
EOP Operating,
Sr. Notes, 7%, 2011	30,000		34,049
Oasis Residential,
Notes, 7.25%, 2006	50,000		53,673
Simon Property,
Notes, 6.875%, 2006	50,000		53,601
			141,323
Retail—1.7%
Yum! Brands,
Sr. Notes, 8.875%, 2011	90,000		112,472
Technology—1.6%
IBM,
Notes, 4.875%, 2006	100,000		103,842
Telecommunications—7.7%
America Movil SA de CV,
Notes, 5.75%, 2015	70,000	[d]	69,901
British Telecommunications,
Notes, 8.375%, 2010	26,000		31,589

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Telecommunications (continued)
Deutshe Telekom International Finance,
Notes, 9.25%, 2032	50,000	71,685
Lucent Technologies,
Debs., Ser. B, 2.75%, 2025	182,000	255,710
Motorola,
Notes, 4.608%, 2007	30,000	30,913
Sprint Capital,
Notes, 6%, 2007	36,000	38,088
Verizon Wireless Capital,
Notes, 5.375%, 2006	15,000	15,730
		513,616
U.S. Government—18.9%
U.S. Treasury Bonds,
5.375%, 2/15/2031	67,000	72,791
U.S. Treasury Inflation Protected Securities:
2%, 7/15/2014	56,000 [f]	57,951
3.375%, 4/15/2032	500,000 [f]	681,102
3.625%, 4/15/2028	132,000 [f]	197,161
U.S. Treasury Notes:
3.375%, 10/15/2009	23,000	23,095
4.25%, 8/15/2014	217,000 [g]	220,897
		1,252,997
Total Bonds and Notes
(cost $6,534,073)		6,652,403

Preferred Stocks—.1%	Shares	Value ($)

Health Care—.1%
Schering-Plough,
Cum. Conv., $3.00
(cost $7,580)	150	7,762

	Face Amount
	Covered by
Options—.1%	Contracts ($)	Value ($)

Call Options:
U.K. 10 Year Interest Rate Swaption
September 2005 @ 5.05%	65,000	1,952
U.S. Treasury Notes, 2.5%, 9/30/2006,
November 2004 @ $100.25	224,000	105
Total Options
(cost $2,369)		2,057
14

Other Investments—1.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $98,000)	98,000 [h]	98,000

Investment of Cash Collateral
for Securities Loaned—13.7%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $910,880)	910,880 [h]	910,880

Total Investments (cost $7,552,902)	115.6%	7,671,102
Liabilities, Less Cash and Receivables	(15.6%)	(1,033,574)
Net Assets	100.0%	6,637,528

[a] Principal amount stated in U.S Dollars unless otherwise noted.
CAD—Canadian Dollar
GBP—British Pound
[b] All of these securities are on loan.At October 31, 2004, the total market value of the fund’s securities on loan is
$882,122 and the total market value of the collateral held by the fund is $910,880.
[c] Variable rate security—interest rate subject to periodic change.
[d] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.These securities have been determined to be liquid by the Board of Trustees. At October 31, 2004, these securities amounted to $741,035 or 11.2% of net assets.
[e] Principal amount for accrual purposes is periodically adjusted based on changes in the Canadian Consumer Price Index.
[f] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[g] Partially held by a broker as collateral for open financial futures positions.
[h] Investments in affiliated money market mutual funds.

Portfolio Summary †

	Value (%)		Value (%)

Corporate Bonds	78.8	Preferred Stocks	.1
U.S. Government	18.9	Futures Contracts/Options/Swaps	(.2)
Money Market Investments	15.2
Foreign/Governmental	2.5		115.3

† Based on net assets.
See notes to financial statements.

The Fund 15

STATEMENT OF FINANCIAL FUTURES
October 31, 2004

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2004 ($)

Financial Futures Short
U.S. Treasury 10 Year Notes	6	681,375	December 2004	(4,125)

See notes to financial statements.
STATEMENT OF OPTIONS WRITTEN
October 31, 2004

Face Amount
Covered by
Contracts ($)	Value ($)

Call Options;
U.K. 10 Year Interest Rate Swaption
September 2005 @ 4.40%	65,000	371
Put Options;
U.K. 10 Year Interest Rate Swaption
September 2005 @ 5.65%	65,000	567
(Premiums received $953)		938

See notes to financial statements.
16

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2004

			Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on
loan, valued at $882,122)—Note 1(c):
Unaffiliated issuers			6,544,022	6,662,222
Affiliated issuers			1,008,880	1,008,880
Cash				55,366
Cash denominated in foreign currencies			28,139	28,971
Receivable for investment securities sold				230,096
Dividends and interest receivable				68,677
Unrealized appreciation on swaps—Note 4				16
Prepaid expenses				31,979
Due from The Dreyfus Corporation and affiliates—Note 3(c)				5,029
				8,091,236

Liabilities ($):
Liability for securities on loan—Note 1(c)				910,880
Payable for investment securities purchased				493,982
Unrealized depreciation on swaps—Note 4				13,494
Payable for futures variation margin—Note 4				2,250
Outstanding options written, at value (premiums
received $953)—See Statement of Options Written				938
Interest payable—Note 2				859
Accrued expenses				31,305
				1,453,708

Net Assets ($)				6,637,528

Composition of Net Assets ($):
Paid-in capital				6,453,334
Accumulated undistributed investment income—net				6,339
Accumulated net realized gain (loss) on investments				76,379
Accumulated net unrealized appreciation (depreciation) on investments
[including ($4,125) net unrealized depreciation on financial futures]				101,476

Net Assets ($)				6,637,528

Net Asset Value Per Share
	Class A	Class B	Class C	Class R

Net Assets ($)	4,391,458	843,945	756,630	645,495
Shares Outstanding	336,084	64,568	57,895	49,404

Net Asset Value Per Share ($)	13.07	13.07	13.07	13.07

See notes to financial statements.

The Fund

17

STATEMENT OF OPERATIONS
Year Ended October 31, 2004

Investment Income ($):
Income:
Interest	302,531
Dividends:
Unaffiliated issuers	1,098
Affiliated issuers	1,806
Income from securities lending	905
Total Income	306,340
Expenses:
Management fee—Note 3(a)	39,115
Registration fees	54,178
Auditing fees	37,164
Shareholder servicing costs—Note 3(c)	17,447
Prospectus and shareholders’ reports	13,162
Distribution fees—Note 3(b)	9,394
Custodian fees—Note 3(c)	8,312
Trustees’ fees and expenses—Note 3(d)	1,440
Legal fees	523
Interest expense—Note 2	859
Miscellaneous	14,120
Total Expenses	195,714
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(116,167)
Net Expenses	79,547
Investment Income—Net	226,793

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	100,971
Net realized gain (loss) on financial futures	(37,675)
Net realized gain (loss) on options transactions	597
Net realized gain (loss) on swap transactions	4,265
Net realized gain (loss) on forward currency exchange contracts	(1,145)
Net Realized Gain (Loss)	67,013
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, options transactions and swap transactions
(including $3,786 net unrealized appreciation on financial futures)	41,200
Net Realized and Unrealized Gain (Loss) on Investments	108,213
Net Increase in Net Assets Resulting from Operations	335,006

See notes to financial statements.
18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2004	2003

Operations ($):
Investment income—net	226,793	216,702
Net realized gain (loss) on investments	67,013	362,816
Net unrealized appreciation
(depreciation) on investments	41,200	60,276
Net Increase (Decrease) in
Net Assets Resulting from Operations	335,006	639,794

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(155,600)	(156,952)
Class B shares	(23,648)	(20,418)
Class C shares	(20,605)	(18,425)
Class R shares	(23,737)	(24,117)
Net realized gain on investments:
Class A shares	(239,320)	—
Class B shares	(35,871)	—
Class C shares	(39,035)	—
Class R shares	(32,646)	—
Total Dividends	(570,462)	(219,912)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	368,674	3,881,156
Class B shares	214,186	613,580
Class C shares	67,475	866,180
Class R shares	—	545,000
Dividends reinvested:
Class A shares	382,768	156,227
Class B shares	58,051	20,303
Class C shares	51,481	18,128
Class R shares	56,234	24,050
Cost of shares redeemed:
Class A shares	(519,761)	(8,139)
Class B shares	(72,550)	(7,819)
Class C shares	(31,036)	(231,086)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	575,522	5,877,580
Total Increase (Decrease) in Net Assets	340,066	6,297,462

Net Assets ($):
Beginning of Period	6,297,462	—
End of Period	6,637,528	6,297,462
Undistributed investment income—net	6,339	4,850

	The Fund	19

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended October 31,

	2004	2003

Capital Share Transactions:
Class A [a]
Shares sold	27,739	308,289
Shares issued for dividends reinvested	29,388	11,706
Shares redeemed	(40,438)	(600)
Net Increase (Decrease) in Shares Outstanding	16,689	319,395

Class B [a]
Shares sold	16,428	48,380
Shares issued for dividends reinvested	4,462	1,521
Shares redeemed	(5,645)	(578)
Net Increase (Decrease) in Shares Outstanding	15,245	49,323

Class C
Shares sold	5,029	66,939
Shares issued for dividends reinvested	3,955	1,359
Shares redeemed	(2,342)	(17,045)
Net Increase (Decrease) in Shares Outstanding	6,642	51,253

Class R
Shares sold	—	43,279
Shares issued for dividends reinvested	4,323	1,802
Net Increase (Decrease) in Shares Outstanding	4,323	45,081

a During the period ended October 31, 2004, 2,577 Class B shares representing $33,638 were automatically converted to 2,577 Class A shares.

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended October 31,

Class A Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.54	12.50
Investment Operations:
Investment income—net [b]	.47	.54
Net realized and unrealized gain
(loss) on investments	.24	1.05
Total from Investment Operations	.71	1.59
Distributions:
Dividends from investment income—net	(.46)	(.55)
Dividends from net realized gain on investments	(.72)	—
Total Distributions	(1.18)	(.55)
Net asset value, end of period	13.07	13.54

Total Return (%) [c]	5.54	12.84

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.88	3.06
Ratio of net expenses to average net assets	1.10	1.10
Ratio of net investment income
to average net assets	3.60	4.03
Portfolio Turnover Rate	454.52	801.26

Net Assets, end of period ($ x 1,000)	4,391	4,325

[a]	From November 1, 2002 (commencement of operations) to October 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)
	Year Ended October 31,

Class B Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.54	12.50
Investment Operations:
Investment income—net [b]	.40	.47
Net realized and unrealized
gain (loss) on investments	.25	1.05
Total from Investment Operations	.65	1.52
Distributions:
Dividends from investment income—net	(.40)	(.48)
Dividends from net realized gain on investments	(.72)	—
Total Distributions	(1.12)	(.48)
Net asset value, end of period	13.07	13.54

Total Return (%) [c]	5.03	12.27

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.40	3.56
Ratio of net expenses to average net assets	1.60	1.60
Ratio of net investment income
to average net assets	3.11	3.50
Portfolio Turnover Rate	454.52	801.26

Net Assets, end of period ($ x 1,000)	844	668

[a] From November 1, 2002 (commencement of operations) to October 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
See notes to financial statements.

22

	Year Ended October 31,

Class C Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.54	12.50
Investment Operations:
Investment income—net [b]	.37	.43
Net realized and unrealized
gain (loss) on investments	.25	1.06
Total from Investment Operations	.62	1.49
Distributions:
Dividends from investment income—net	(.37)	(.45)
Dividends from net realized gain on investments	(.72)	—
Total Distributions	(1.09)	(.45)
Net asset value, end of period	13.07	13.54

Total Return (%) [c]	4.70	12.08

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.64	3.83
Ratio of net expenses to average net assets	1.85	1.85
Ratio of net investment income
to average net assets	2.85	3.25
Portfolio Turnover Rate	454.52	801.26

Net Assets, end of period ($ x 1,000)	757	694

[a] From November 1, 2002 (commencement of operations) to October 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)
	Year Ended October 31,

Class R Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.54	12.50
Investment Operations:
Investment income—net [b]	.50	.57
Net realized and unrealized
gain (loss) on investments	.24	1.05
Total from Investment Operations	.74	1.62
Distributions:
Dividends from investment income—net	(.49)	(.58)
Dividends from net realized gain on investments	(.72)	—
Total Distributions	(1.21)	(.58)
Net asset value, end of period	13.07	13.54

Total Return (%)	5.83	13.12

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.62	2.79
Ratio of net expenses to average net assets	.85	.85
Ratio of net investment income
to average net assets	3.85	4.27
Portfolio Turnover Rate	454.52	801.26

Net Assets, end of period ($ x 1,000)	645	610

[a] From November 1, 2002 (commencement of operations) to October 31, 2003.
[b] Based on average shares outstanding at each month end.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Corporate Bond Fund (the “fund”) is a separate diversified series of Dreyfus Premier Fixed Income Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (“the Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2004, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 318,777 Class A shares, 45,091 Class B shares, 44,871 Class C shares and 45,776 Class R shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on dispo-

26

sition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Swap transactions are valued daily based upon future cash flows and other factors, such as interest rates and underlying securities. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

28

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $89,633 and unrealized appreciation $94,561.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2004 and October 31, 2003 were as follows: ordinary income $565,224 and $219,912 and long-term capital gains $5,238 and $0, respectively.

During the period ended October 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for treasury inflation protected securities and foreign currency transactions, the fund decreased accumulated undistributed investment income-net by $1,714, increased accumulated net realized gain (loss) on investments by $1,482 and increased paid-in capital by $232. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the line of credit during the period ended October 31, 2004 was approximately $51,400, with a related weighted average annualized interest rate of 1.67% .

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, from November 1, 2003 through October 31, 2004, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, interest expense, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .85% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $116,167 during the period ended October 31, 2004.

During the period ended October 31, 2004, the Distributor retained $496 from commissions earned on sales of the fund’s Class A shares and $514 from contingent deferred sales charges on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2004, Class B and Class C shares were charged $3,885 and $5,509, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The

30

Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2004, Class A, Class B and Class C shares were charged $10,960, $1,942 and $1,837, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2004, the fund was charged $171 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2004, the fund was charged $8,312 pursuant to the custody agreement.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $3,360, Rule 12b-1 distribution plan fees $834, shareholder services plan fees $1,264, custodian fees $967 and transfer agency per account fees $218, which are offset against an expense reimbursement currently in effect in the amount of $11,672.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transactions, forward currency exchange contracts and swap transactions during the period ended October 31, 2004, amounted to $29,451,733 and $29,266,490, respectively.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2004, are set forth in the Statement of Financial Futures.

The following summarizes the fund’s call/put options written for the period ended October 31, 2004:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)

Contracts outstanding
October 31, 2003	—	—
Contracts written	330,000	1,761
Contracts terminated:
Contracts exercised	65,000	211	211	—
Contracts expired	135,000	597	—	597
Total contracts terminated	200,000	808	211	597
Contracts outstanding
October 31, 2004	130,000	953

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

32

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2004, there were no forward currency exchange contracts outstanding.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs.Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The following summarizes credit default swaps entered into by the fund at October 31, 2004:

		Unrealized
		Appreciation
Notional Amount ($)	Description	(Depreciation) ($)

20,000	Agreement with UBS terminating	(942)
December 20, 2014 to pay a fixed
rate of 1.3% and receive the notional
amount as a result of interest payment
	default totaling $1,000,000 or principal
payment default of $10,000,000 on
	Aetna, 7.875%, 3/1/2011
50,000	Agreement with UBS terminating	(2,971)
December 20, 2014 to pay a fixed
rate of 1.45% and receive the notional
amount as a result of interest payment
	default totaling $1,000,000 or principal
	payment default of $10,000,000
	on Aetna, 7.875%, 3/1/2011
38,000	Agreement with UBS terminating	(4)
December 20, 2014 to pay a fixed
rate of .9% and receive the notional
amount as a result of interest payment
	default totaling $1,000,000 or principal
	payment default of $10,000,000
	on CIGNA, 7%, 1/15/2011
38,000	Agreement with UBS terminating	(2,338)
December 20, 2014 to pay a fixed
rate of 1.65% and receive the notional
amount as a result of interest payment
	default totaling $1,000,000 or principal
	payment default of $10,000,000
	on CIGNA, 7%, 1/15/2011
38,000	Agreement with UBS terminating	(1,869)
	December 20, 2014 to pay a fixed rate
	of 1.5% and receive the notional
amount as a result of interest payment
	default totaling $1,000,000 or principal
	payment default of $10,000,000
	on CIGNA, 7%, 1/15/2011
50,000	Agreement with Merrill Lynch terminating	(364)
December 20, 2009 to pay a fixed
rate of 1.4% And receive the notional
amount as a result of interest payment
	default totaling $1,000,000 or principal
	payment default of $10,000,000
	on Eastman Kodak, 7.25%, 11/15/2013

34

		Unrealized
		Appreciation
Notional Amount ($)	Description	(Depreciation) ($)

68,000	Agreement with UBS	(965)
terminating December 20, 2014 to
pay a fixed rate of .65% and receive
the notional amount as a result of
	interest payment default totaling
$1,000,000 or principal payment
	default of $10,000,000 on
	MetLife, 6.125%, 12/1/2011
83,000	Agreement with UBS terminating	(953)
December 20, 2014 to pay a fixed
rate of .85% and receive the notional
	amount as a result of interest payment
	default totaling $1,000,000 or principal
payment default of $10,000,000 on
Sempra Energy, 7.95%, 3/1/2010
38,000	Agreement with UBS terminating	16
December 20, 2014 to pay a fixed
	rate of 2.95% and receive the notional
	amount as a result of interest payment
	default totaling $1,000,000 or principal
payment default of $10,000,000 on
UnumProvident, 7.625%, 3/1/2011
38,000	Agreement with UBS terminating	(3,088)
	December 20, 2014 to pay a fixed rate
of 4.05% and receive the notional
	amount as a result of interest payment
	default totaling $1,000,000 or principal
payment default of $10,000,000 on
UnumProvident, 7.625%, 3/1/2011
Total		(13,478)

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At October 31, 2004, the cost of investments for federal income tax purposes was $7,561,704; accordingly, accumulated net unrealized appreciation on investments was $109,398, consisting of $134,162 gross unrealized appreciation and $24,764 gross unrealized depreciation.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Premier Corporate Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus Premier Corporate Bond Fund (one of the funds comprising Dreyfus Premier Fixed Income Funds) as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2004 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Corporate Bond Fund at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York December 16, 2004

The Fund 37

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.0108 per share as a long-term capital gain distribution of the $.7218 per share paid on December 19, 2003. In accordance with federal tax law, the fund hereby designates 1.23% of the ordinary dividends paid during the fiscal year ended October 31, 2004 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2004, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,098 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

38

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board

No. of Portfolios for which Board Member Serves: 186

———————
David W. Burke (68) Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 83

———————
Diane Dunst (65) Board Member (1990)

Principal Occupation During Past 5 Years:

• President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 11

———————

Rosalind Gersten Jacobs (79) Board Member (1994)

Principal Occupation During Past 5 Years:

• Merchandise and marketing consultant

No. of Portfolios for which Board Member Serves: 33

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Jay I. Meltzer (76) Board Member (1991) Principal Occupation During Past 5 Years:
  Physician, Internist and Specialist in Clinical Hypertension
  Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
  Adjunct Clinical Professor of Medicine at Cornell Medical College

No. of Portfolios for which Board Member Serves: 11 ———————

Daniel Rose (75) Board Member (1992)

Principal Occupation During Past 5 Years:

  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director

No. of Portfolios for which Board Member Serves: 21 ———————

Warren B. Rudman (74) Board Member (1993)

Principal Occupation During Past 5 Years:
  Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul, Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
  Collins & Aikman Corporation, Director
  Allied Waste Corporation, Director
  Raytheon Company, Director
  Boston Scientific, Director

No. of Portfolios for which Board Member Serves: 20 ———————

Sander Vanocur (76) Board Member (1992)

Principal Occupation During Past 5 Years:

• President, Old Owl Communications

No. of Portfolios for which Board Member Serves: 21 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

40

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 93 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 45 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 19 investment companies (comprised of 74 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (94 investment companies, comprising 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since August 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 89 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

42

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Corporate Bond Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

®

© 2004 Dreyfus Service Corporation 0569AR1004

Dreyfus Premier Core Bond Fund

ANNUAL REPORT October 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
19	Statement of Financial Futures
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
43	Report of Independent Registered
Public Accounting Firm
44	Important Tax Information
45	Board Members Information
47	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Core Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Core Bond Fund, covering the 12-month period from November 1, 2003, through October 31,2004.Inside,you’ll find valuable information about how the fund was managed during the reporting period,including a discussion with Gerald E.Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

The Federal Reserve Board has raised short-term interest rates three times since the beginning of the summer, and higher commodity prices suggest that inflationary pressures may be rising over the near term. On the other hand, lackluster job growth, low capacity utilization and greater worker productivity should help to keep a lid on inflation over the longer term.The probable result of these conflicting market forces, in our judgment, is a U.S. bond market that trades primarily within a relatively well-defined range and favors higher-quality bonds, but that may occasionally overshoot in both directions.

In uncertain markets such as these, the fixed-income investments that are right for you depend on your current needs, future goals, tolerance for risk and the composition of your current portfolio.As always, your financial advisor may be in the best position to recommend the specific market sectors that will satisfy your income and capital preservation needs most effectively.

Thank you for your continued confidence and support.

The Dreyfus Corporation November 15, 2004
2

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Director and Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Core Bond Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2004, the fund’s Class A shares achieved a 3.04% total return and distributed aggregate income dividends of $0.5868 per share, Class B shares achieved a 2.50% total return and distributed aggregate income dividends of $0.5190 per share, Class C shares achieved a 2.24% total return and distributed aggregate income dividends of $0.4817 per share and Class R shares achieved a 3.38% total return and distributed aggregate income dividends of $0.6450 per share.1 In comparison, the fund’s benchmark, the Lehman Brothers U.S.Aggregate Index (the “Index”), achieved a total return of 5.53% for the same period.2

Despite rising short-term interest rates, the more interest-sensitive sectors of the bond market continued to rally during the reporting period as investors reacted to weaker-than-expected economic growth and low inflation.At the same time, improving business conditions benefited corporate bonds.The fund produced lower returns than the Index, primarily due to its relatively defensive positioning in regards to interest rates. Our belief that the Federal Reserve Board (the “Fed”) would raise rates faster than they did caused us to have a “flattening yield curve” bias early in the reporting period.The fund also held less credit exposure, and the credit exposure that it held was of a higher quality which caused some underperformance, as the lower-quality assets outperformed.While the fund’s performance improved during the reporting period’s second half, it was not enough to fully offset earlier weakness.

What is the fund’s investment approach?

The fund seeks to maximize total return through capital appreciation and current income.At least 80% of the fund must be invested in bonds, which include U.S.Treasury securities, U.S. government agency securities, corporate bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks. The fund may invest up to 35% of its assets in bonds of below investment-grade credit quality, also known as high-yield securities. However, the fund seeks to maintain an overall portfolio credit quality of investment-grade (BBB or higher).

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)
Our investment approach emphasizes:
  Fundamental economic analysis. Our review of U.S. economic condi- tions helps us establish the portfolio’s average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the fund’s average duration to keep cash available for the purchase of higher-yielding securities as they become available. If interest rates appear to be declining, we may increase the fund’s average duration to lock in prevailing yields.
  Sector allocation. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness under prevailing and expected economic conditions.
  Security selection. We choose individual securities according to factors that include their yields,prices,liquidity and the financial health of the issuer.

What other factors affected the fund’s performance?

Early in the reporting period, it appeared to us that the U.S. economy was poised for stronger economic growth, which we expected to lead to intensifying inflationary pressures and higher short-term interest rates from the Fed. Accordingly, we established a more defensive investment posture in response to what we believed to be a flattening yield curve, by emphasizing securities that we believed would benefit from short-term interest rates rising.We also moved to a higher-quality portfolio. However, the Fed moved much slower than we anticipated. In addition, interest rates, in general, have actually fallen as the Fed has tried to move them higher.Though our strategies caused the fund’s performance to lag that of the Index, those same strategies appear to be working now. In April 2004, inflationary pressures appeared to resurface when U.S. labor markets strengthened and energy prices surged. In this changing environment, the fund’s relatively defensive positioning enabled it to avoid the full brunt of the bond market’s springtime decline, which occurred in advance of the Fed’s first interest-rate increases in more than four years. Between late June through the end of the reporting period, the Fed raised short-term interest rates three times, from 1% to 1.75% . Although the economy hit a soft patch during the summer, the fund was able to take full advantage of this soft patch, with a heavier emphasis in three areas: foreign currency-denominated bonds; inflation-protected bonds; and emerging market debt, which all helped to boost returns.All three areas benefited from the Fed’s accommodative monetary policy and “measured” short-term interest-rate increases, whereas a less accommodative policy — more aggressive interest-rate increases — would perhaps not have yielded such favorable results in these areas.

4

The fund’s exposure to mortgage-backed securities also helped returns. As interest rates rose, the number of homeowners seeking to refinance their existing mortgages moderated toward historical norms, supporting prices of mortgage-backed securities. In addition, the fund also benefited from bonds issued by foreign governments in the emerging markets, such as Brazil, where local economies benefited from rising global demand for industrial commodities.

Lastly, our individual selections within the corporate bond universe also helped to boost returns. Corporate bonds, in general, gained value as efforts by many issuers to strengthen their balance sheets and enhance earnings occurred. Some of the sectors that benefited the funds were bonds issued by companies in the oil and gas industries, and from individual holdings that received credit-rating upgrades during the reporting period.

What is the fund’s current strategy?

As of the end of the reporting period, we have reduced the fund’s holdings of corporate bonds, which we believe have become fully valued. Instead, we have focused on mortgage-backed securities that, in our judgment, should do well in a moderately growing economy characterized by rising interest rates.Although the fund currently has less exposure to U.S.Treasury securities than the Index, we have established a higher position in Treasury Inflation Protected Securities (“TIPS”), which we believe should hold more of their value if inflation accelerates.We also have identified a number of opportunities in the sovereign debt of foreign governments, such as the United Kingdom and Canada, that we expect to continue to benefit from changing currency exchange rates. In our view, these are prudent strategies for today’s market environment.

November 15, 2004
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect from October 1, 2004, through September 30, 2005, at which time it may be terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Core Bond Fund on 10/31/94 to a $10,000 investment made in the Lehman Brothers U.S.Aggregate Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares due to differences in charges and expenses.

The fund invests primarily in fixed-income securities of domestic and foreign issuers.The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(1.60)%	5.22%	7.23%
without sales charge		3.04%	6.19%	7.72%
Class B shares
with applicable redemption charge †	3/1/00	(1.45)%	—	—	5.52%
without redemption	3/1/00	2.50%	—	—	5.87%
Class C shares
with applicable redemption charge ††	3/1/00	1.26%	—	—	5.53%
without redemption	3/1/00	2.24%	—	—	5.53%
Class R shares	3/1/00	3.38%	—	—	6.69%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND ’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Core Bond Fund from May 1, 2004 to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2004
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 5.38	$ 7.88	$ 9.10	$ 3.54
Ending value (after expenses)	$1,037.30	$1,034.80	$1,033.80	$1,039.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2004

	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 5.33	$ 7.81	$ 9.02	$ 3.51
Ending value (after expenses)	$1,019.86	$1017.39	$1,016.19	$1,021.67

  Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.54% for Class B, 1.78% for Class C and .69% for Class R; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
8

STATEMENT OF INVESTMENTS October 31, 2004
	Principal
Bonds and Notes—98.4%	Amount [a]		Value ($)

Agricultural—.6%
RJ Reynolds Tobacco,
Notes, 7.25%, 2012	5,000,000	[b]	5,025,000
Airlines—.5%
American Airlines,
Pass-Through Ctfs., 1999-1, 7.024%, 2009	1,993,000		2,005,959
Continental Airlines,
Pass-Through Ctfs., Ser. 1998-1, Cl. A, 6.648%, 2017	2,326,007		2,187,562
USAir,
Enhanced Equipment Notes, Ser. C, 8.93%, 2009	1,435,843	[c]	144
			4,193,665
Asset-Backed Ctfs./Automobile Receivables—.6%
AmeriCredit Automobile Receivables Trust:
Ser. 2002-EM, Cl. A3A, 2.97%, 2007	759,033		761,625
Ser. 2003-AM, Cl. A3A, 2.37%, 2007	300,000		299,815
Capital One Auto Finance Trust,
Ser. 2003-B, Cl. A4, 3.18%, 2010	350,000		349,983
GS Auto Loan Trust,
Ser. 2004-1, Cl. A4, 2.65%, 2011	475,000		469,869
MMCA Automobile Trust,
Ser. 2002-2, Cl. A3, 3.67%, 2006	102,128		102,277
Navistar Financial Corp Owner Trust,
Ser. 2003-A, Cl. A4, 2.24%, 2009	875,000		863,230
Onyx Acceptance Grantor Trust,
Ser. 2003-D, Cl. A4, 3.2%, 2010	750,000		751,548
Triad Auto Receivables Owner Trust,
Ser. 2002-A, Cl. A4, 3.24%, 2009	675,000		680,190
WFS Financial Owner Trust,
Ser. 2004-1, Cl. A4, 2.81%, 2011	500,000		496,393
Whole Auto Loan Trust,
Ser. 2003-1, Cl. A3A, 1.84%, 2006	750,000		747,196
			5,522,126
Asset-Backed Ctfs./Credit Cards—1.4%
MBNA Master Credit Card Note Trust,
Ser. 2002-C1, Cl. C1, 6.8%, 2014	11,322,000		12,633,883
Asset-Backed Ctfs./Equipment—.1%
Pegasus Aviation Lease Securitization,
Ser. 2001-1, Cl. A1, 2.56%, 2015	1,634,537	[d,e]	835,639

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Asset-Backed Ctfs. /Home Equity Loans—1.5%
Block Mortgage Finance,
Ser. 1999-1, Cl. A4, 6.6%, 2030	856,924	866,343
CIT Group Home Equity Loan Trust,
Ser. 2002-1, Cl. AF4, 5.97%, 2029	683,305	689,804
Conseco Finance Securitizations:
Ser. 2000-B, Cl. AF5, 8.15%, 2031	848,856	867,368
Ser. 2000-E, Cl. A5, 8.02%, 2031	2,567,731	2,575,614
Delta Funding Home Equity Loan Trust,
Ser. 2000-2, Cl. A6F, 7.97%, 2030	195,780	197,829
Equity One ABS,
Ser. 2004-3, Cl. AF3, 4.265%, 2034	6,719,000	6,772,462
Residential Asset Mortgage Products:
Ser. 2003-RS5, C1. AI2, 2.13%, 2024	422,738	422,371
Ser. 2003-RZ5, Cl. A2, 3.18%, 2027	575,000	573,716
The Money Store Home Equity Trust,
Ser. 1998-B, Cl. AF8, 6.11%, 2010	343,753	345,077
		13,310,584
Auto Manufacturing—.9%
General Motors:
Debs, 8.375%, 2033	2,223,000	2,319,660
Sr. Notes, 7.125%, 2013	5,703,000	5,926,666
		8,246,326
Auto Parts—.5%
Lear,
Sr. Notes, Ser. B, 8.11%, 2009	3,506,000 [b]	4,029,803
Banking—.5%
Deutsche Bank,
Deposit Notes, 4.85%, 2006	5,000,000	4,812,500
Commercial Mortgage Pass-Through Ctfs.—2.1%
COMM,
Ser. 2000-C1, Cl. A1, 7.206%, 2033	518,288	555,771
CS First Boston Mortgage Securities,
Ser. 1998-C1, Cl. A1A, 6.26%, 2040	2,822,823	2,874,350
Saxon Asset Securities Trust,
Ser. 2004-2, Cl. AF2, 4.15%, 2035	9,715,000	9,789,426
Structured Asset Securities, REMIC
Ser. 1996-CFL, Cl. H, 7.75%, 2028	4,750,000	5,469,024
		18,688,571

10

		Principal
Bonds and Notes (continued)		Amount [a]		Value ($)

Diversified Financial Service—1.2%
Capital One Bank,
Sub. Notes, 6.5%, 2013		4,194,000		4,613,270
Citigroup,
Sub. Notes, 5% 2014		3,425,000	[d]	3,481,725
Morgan Stanley,
Sub. Notes, 4.75%, 2014		2,120,000		2,080,714
				10,175,709
Electric Utilities—1.5%
Pacific Gas & Electric:
First Mortgage, 4.2%, 2011		175,000		174,367
First Mortgage, 4.8%, 2014		3,516,000		3,527,849
Public Service Co. of Colorado,
First Mortgage, Ser. 12, 4.875%, 2013		5,963,000		6,106,529
SCANA,
Sr. Notes, 2.16%, 2006		3,380,000	[e]	3,389,183
				13,197,928
Food & Beverages—.1%
Safeway,
Notes, 5.8%, 2012		530,000	[b]	560,527
Unilever Capital,
Sr. Notes, 7.125%, 2010		450,000		524,556
				1,085,083
Foreign/Governmental—14.0%
Byggingarsjodur Verkamanna:
Bonds, Ser. 1, 3.75%, 2024	ISK	466,920,664		6,768,438
Bonds, Ser. 3, 3.75%, 2044	ISK	332,000,000		4,885,793
Canadian Government,
Bonds, 4%, 2031	CAD	7,615,000	[f]	9,655,060
Mexican Bonos,
Bonds, Ser. 20, 8%, 2023	MXN	10,890,000		751,359
New Zealand Government,
Bonds, Ser. 413, 6.5%, 2013	NZD	50,905,000		35,875,798
Republic of Argentina,
Deb., 11.25%, 2004		400	[c]	113
Republic of Chile,
Notes, 2.52%, 2008		9,240,000	[e]	9,286,662
South Africa Government,
Bonds, Ser. R157, 13.5%, 2015	ZAR	10,000,000		2,140,049

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Principal
Bonds and Notes (continued)		Amount [a]	Value ($)

Foreign/Governmental (continued)
United Kingdom Gilt,
Bonds, 5%, 2014	GBP	28,250,000	52,992,198
			122,355,470
Health Care—2.2%
Humana,
Sr. Notes, 6.3%, 2018		9,000,000	9,287,604
Manor Care,
Gtd. Notes, 6.25%, 2013		4,317,000	4,638,858
Medco Health Solutions,
Sr. Notes, 7.25%, 2013		4,725,000	5,257,801
			19,184,263
Media—1.6%
British Sky Broadcasting,
Notes, 6.875%, 2009		2,416,000	2,686,532
Comcast,
Sr. Notes, 6.5%, 2015		5,497,000	6,022,871
Reader’s Digest Association,
Sr. Notes, 6.5%, 2011		200,000	208,500
Time Warner Entertainment,
Sr. Notes, 8.375%, 2033		4,055,000	5,119,652
			14,037,555
Oil & Gas—1.9%
Kerr-McGee,
Notes, 6.95%, 2024		6,007,000	6,634,124
Nexen,
Notes, 7.875%, 2032		7,504,000	9,383,077
Transocean,
Notes, 6.625%, 2011		455,000	513,887
			16,531,088
Packaging & Containers—0%
Silgan,
Sr. Notes, 6.75%, 2013		250,000	258,750

12

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Pipelines—1.1%
Plains All American Pipeline Finance:
Bonds, 5.875%, 2016	4,672,000	[d]	4,890,126
Sr. Notes, 5.625%, 2013	4,436,000		4,628,487
			9,518,613
Property-Casualty Insurance—1.3%
Allstate,
Sr. Notes, 7.875%, 2005	650,000		667,167
Infinity Property & Casualty,
Sr. Notes, Ser. B, 5.5%, 2014	260,000		259,883
Metlife,
Sr. Notes, 5.5%, 2014	4,414,000		4,591,253
Oil Casualty Insurance,
Deferrable Sub. Debs., 8%, 2034	4,890,000	[d]	4,949,169
Prudential Financial,
Sr. Notes, 3.75%, 2008	800,000		801,375
			11,268,847
Real Estate Investment Trusts—.6%
EOP Operating,
Sr. Notes, 7%, 2011	825,000		936,340
iStar Financial,
Sr. Notes, Ser. B, 5.7%, 2014	4,500,000		4,619,038
			5,555,378
Residential Mortgage Pass-Through Ctfs.—.9%
Chase Mortgage Finance,
Ser. 2002-S8, Cl. B3, 5.4445%, 2029	270,765	[d]	259,853
Countrywide Home Loans:
Ser. 2002-J4, Cl. B3, 5.84%, 2032	359,555		372,103
Ser. 2003-18, Cl. B4, 5.5%, 2033	736,171		507,958
MASTR Asset Securitization Trust,
Ser. 2003-1, Cl. 15B6, 5.25%, 2018	376,879	[d]	169,596
MORSERV:
Ser. 1996-1, Cl. B2, 7%, 2011	188,400		195,333
Ser. 1996-1, Cl. B3, 7%, 2011	94,200	[d]	97,761

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Residential Mortgage Pass-Through Ctfs. (continued)
Ocwen Residential MBS,
Ser. 1998-R1, Cl. B1, 7%, 2040	2,624,425	[d]	2,789,242
Prudential Home Mortgage Securities, REMIC,
Ser. 1994-A, Cl. 5B, 6.73%, 2024	14,955	[d]	15,422
Residential Accredit Loans,
Ser. 1997-QS6, Cl. B1, 7.5%, 2012	153,147		161,080
Washington Mutual MSC Mortgage:
Ser. 2002-MS1, Cl. CB4, 6.36%, 2032	1,671,441	[d]	1,704,535
Ser. 2002-MS4, Cl. CB4, 6.43%, 2032	1,138,891	[d]	1,172,944
Ser. 2003-MS6, Cl. CB3, 5.97%, 2033	464,370		477,232
Ser. 2003-MS6, Cl. CB4, 5.97%, 2033	265,382	[d]	257,368
			8,180,427
Retail—1.2%
Yum! Brands,
Sr. Notes, 8.875%, 2011	8,065,000		10,078,718
Structured Index—1.9%
AB Svensk Exportkredit,
GSNE-ER Indexed Notes, 0%, 2007	17,275,000	[d,g]	16,350,788
Technology—.6%
First Data,
Notes, 4.85%, 2014	5,467,000		5,540,476
Telecommunications—3.7%
America Movil SA de CV,
Notes, 5.75%, 2015	9,442,000	[d]	9,428,687
British Telecommunications,
Notes, 8.375%, 2010	4,306,000		5,231,601
Lucent Technologies,
Conv. Debs., Ser. B, 2.75%, 2025	3,249,000	[b]	4,564,845
SBC Communications,
Notes, 4.125%, 2009	10,000,000		10,060,980
Sprint Capital,
Notes, 6%, 2007	2,317,000		2,451,353
TELUS,
Notes, 8%, 2011	320,000		378,861
			32,116,327

14

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Textiles & Apparel—0%
Phillips-Van Heusen,
Sr. Notes, 7.25%, 2011	250,000		263,125
U.S. Government—16.0%
U.S. Treasury Bonds,
5.375%, 2/15/2031	10,092,000		10,964,353
U.S. Treasury Inflation Protected Securities:
2%, 7/15/2014	12,104,000	[h]	12,525,752
3.375%, 4/15/2032	63,046,000	[h,i]	85,881,490
3.625%, 4/15/2028	20,520,000	[h]	30,649,599
			140,021,194
U.S. Government Agencies/Mortgage-Backed—39.9%
Federal Home Loan Mortgage Corp.:
5.5%, 6/1/2034-9/1/2034	820,351		847,885
6%, 4/1/2014-12/1/2032	542,242		566,929
6.5%, 4/1/2029-10/1/2032	11,179,801		11,771,328
Multiclass Mortgage Participation Cfts.,
REMIC, (Interest Only Obligation):
Ser. 2048, Cl. PJ, 7%, 4/15/2028	329,451	[j]	52,070
Ser. 2627, Cl. UI, 5%, 7/15/2023	12,391,634	[j]	1,071,782
Ser. 2640, Cl. UA, 5%, 11/15/2026	8,174,900	[j]	778,215
Ser. 2659, Cl. UB, 5.5%, 10/15/2021	9,409,090	[j]	872,856
Ser. 2676, Cl. IK, 5%, 2/15/2020	5,640,000	[j]	1,078,154
Ser. 2708, Cl. IM, 5.5%, 8/15/2027	12,788,209	[j]	2,280,909
Ser. 2731, Cl. PY, 5%, 5/15/2026	4,367,209	[j]	927,207
Ser. 2752, Cl. GM, 5%, 3/15/2026	4,000,000	[j]	849,359
Ser. 2764, Cl. IL, 5%, 12/15/2021	5,150,400	[j]	551,536
Ser. 2764, Cl. IQ, 5%, 1/15/2022	10,000,000	[j]	1,007,451
Federal National Mortgage Association:
4.5%, 10/1/2018	409,003		411,302
5%, 9/1/2017-6/1/2018	6,249,797		6,388,418
5.5%, 2/1/2033-9/1/2034	25,251,048		25,770,406
6%, 6/1/2022-9/1/2034	6,414,050		6,690,830
6.2%, 1/1/2011	9,567,158		10,554,014
6.5%, 11/1/2008-4/1/2033	16,463,448		17,349,234
7%, 9/1/2014-11/1/2028	376,880		400,739
7.5%, 7/1/2029	218,752		234,816

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
REMIC Trust, Gtd. Pass-Through Ctfs:
Ser. 2003-33, Cl. PB, 4%, 2/25/2022	566,426		568,366
Ser. 2004-58, Cl. LJ, 5%, 7/25/2034	6,104,601		6,326,870
(Interest Only Obligations):
Ser. 1997-74, Cl. PK, 7%, 11/18/2027	556,657	[j]	94,244
Ser. 2003-40, Cl. NI, 5.5%, 11/25/2028	8,529,636	[j]	625,964
Government National Mortgage Association I:
5.5%	9,818,000	[k]	10,044,992
5.5%, 2/15/2033-9/15/2034	77,112,439		79,050,121
6%	7,623,000	[k]	7,925,481
6%, 4/15/2029-7/15/2034	124,177,252		129,332,267
6.5%, 4/15/2029	350,247		371,371
7%, 10/15/2028	192,967		206,293
7.5%, 8/15/2029	84,856		91,433
Project Loans,
6.5%, 10/15/2033	1,168,737		1,223,710
6.8%, 4/15/2040	12,421,182		13,942,778
Government National Mortgage Association II:
3.5%, 7/20/2030	1,045,903	[e]	1,050,474
3.375%, 4/20/2030	1,032,007	[e]	1,038,427
7%, 5/20/2028-7/20/2031	446,054		474,969
Ser. 2004-39, Cl. LC, 5.5%, 12/20/2029	5,535,000		5,813,480
(Interest Only Obligation);
Ser. 2003-98, Cl. IC, 5%, 4/20/2030	4,523,700	[j]	1,135,650
			349,772,330
Total Bonds and Notes
(cost $853,820,809)			862,790,166

Preferred Stocks—1.9%	Shares		Value ($)

Health Care—1.8%
Schering-Plough,
Cum. Conv., $3.00	300,000		15,525,000

16

Preferred Stocks (continued)	Shares	Value ($)

Mining & Metals—.1%
Kaiser Group Holdings,
Cum., $3.85	20,317	1,117,435
Total Preferred Stocks
(cost $15,413,206 )		16,642,435

Common Stocks—0%

Mining & Metals;
Kaiser Group Holdings (rights)
(cost $0 )	41,691 [l,m,n]	0

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options;
U. S. Treasury Notes, 2.5%, 5/31/2006
November 2004 @$100.25
(cost $16,790)	3,070,200	14,392

Other Investments—.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $988,000)	988,000 [o]	988,000

	Principal
Short-Term Investments—.6%	Amount [a]	Value ($)

Banking;
Deutsche Bank AG
Floating Rate Notes, 5.24%, 2/13/2005
(cost $5,000,000)	5,000,000	5,000,000

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
	for Securities Loaned—.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
	(cost $6,050,910)	6,050,910 [o]	6,050,910

Total Investments (cost $881,289,715)		101.7%	891,485,903

Liabilities, Less Cash and Receivables		(1.7%)	(15,156,776)

Net Assets		100.0%	876,329,127

[a]	Principal amount stated in U.S. Dollars unless otherwise noted.
CAD—Canadian Dollar
GBP—British Pound
ISK—Icelandic Krona
MXN—Mexican New Peso
NZD—New Zealand Dollar
ZAR—South African Rand
[b]	A portion of these securities are on loan.At October 31, 2004, the total market value of the fund’s securities on loan is $5,826,155 and the total market value of the collateral held by the fund is $6,050,910.
[c]	Non-income producing—security in default.
[d]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.These securities have been determined to be liquid by the Board of Trustees.At October 31, 2004, these securities amounted to $46,402,855 or 5.3% of net assets.
[e]	Variable rate security—interest rate subject to periodic change.
[f]	Principal amount for accrual purposes is periodically adjusted based on changes in the Canadian Consumer Price Index.
[g]	Security linked to Goldman Sachs Non-Energy—Excess Return Index.
[h]	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[i]	Partially held by a broker as collateral for open financial futures positions.
[j]	Notional face amount shown.
[k]	Purchased on a forward commitment basis.
[l]	Non-income producing security.
[m]	The rights allow the holder to put preferred stock back to the company under certain conditions.
[n]	The value of this security has been determined in good faith under the direction of the Board of Trustees.
[o]	Investments in affiliated money market mutual funds.

Portfolio Summary †

	Value (%)	Value (%)

U.S. Government & Agencies	55.9	Preferred Stocks	1.9
Corporate Bonds	20.0	Short Term/Money Market Investments	1.4
Foreign/Governmental	14.0	Futures Contracts/Options/Swaps	(.2)
Asset/Mortgage Backed	6.6
Structured Index	1.9		101.5

† Based on net assets.
See notes to financial statements.
18

STATEMENT OF FINANCIAL FUTURES

October 31, 2004

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2004 ($)

Financial Futures Long
U.S. Treasury 5 Year Bonds	61	6,793,875	December 2004	12,391
Financial Futures Short
U.S. Treasury 10 Year Bonds	140	15,898,750	December 2004	(39,375)
				(26,984)

See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $5,826,155)—Note 1(c):
Unaffiliated issuers	874,250,805	884,446,993
Affiliated issuers	7,038,910	7,038,910
Cash		1,234,011
Cash denominated in foreign currencies	1,385,852	1,411,970
Receivable for investment securities sold		50,059,193
Dividends and interest receivable		5,814,491
Receivable for shares of Beneficial Interest subscribed		718,423
Paydowns receivable		304,711
Receivable from broker for swap transactions—Note 4		27,116
Unrealized appreciation on swaps—Note 4		2,163
Prepaid expenses		37,237
		951,095,218

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		809,132
Payable for investment securities purchased		62,694,818
Liability for securities on loan—Note 1(c)		6,050,910
Payable for shares of Beneficial Interest redeemed		2,333,108
Unrealized depreciation on swaps—Note 4		1,455,115
Bank note payable—Note 2		1,000,000
Payable for futures variation margin—Note 4		42,345
Interest payable—Note 2		23,986
Accrued expenses		356,677
		74,766,091

Net Assets ($)		876,329,127

Composition of Net Assets ($):
Paid-in capital		879,338,316

Accumulated distributions in excess of investment income—net				(2,509,052)
Accumulated net realized gain (loss) on investments				(9,255,879)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions [including
($26,984) net unrealized (depreciation) on financial futures]				8,755,742

Net Assets ($)				876,329,127

Net Asset Value Per Share
	Class A	Class B	Class C	Class R

Net Assets ($)	519,445,687	264,123,663	73,540,680	19,219,097
Shares Outstanding	35,456,329	17,999,971	5,028,791	1,312,631

Net Asset Value Per Share ($)	14.65	14.67	14.62	14.64

See notes to financial statements. 20

STATEMENT OF OPERATIONS Year Ended October 31, 2004
Investment Income ($):
Income:
Interest	45,142,984
Dividends:
Unaffiliated issuers	493,101
Affiliated issuers	574,475
Income from securities lending	124,867
Total Income	46,335,427
Expenses:
Management fee—Note 3(a)	6,047,893
Shareholder servicing costs—Note 3(c)	4,268,534
Distribution fees—Note 3(b)	2,073,940
Custodian fees—Note 3(c)	205,238
Trustees’ fees and expenses—Note 3(d)	102,419
Professional fees	72,405
Registration fees	63,319
Prospectus and shareholders’ reports	59,564
Interest expense—Note 2	52,274
Miscellaneous	55,582
Total Expenses	13,001,168
Less—reduction in management fee due to
undertaking—Note 3(a)	(141,796)
Net Expenses	12,859,372
Investment Income—Net	33,476,055

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	31,176,642
Net realized gain (loss) on options transactions	228,937
Net realized gain (loss) on financial futures	(22,013,822)
Net realized gain (loss) on swap transactions	(691,343)
Net realized gain (loss) on forward currency exchange contracts	(13,492,682)
Net Realized Gain (Loss)	(4,792,268)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and swap transactions (including
$1,353,785 net unrealized appreciation on financial futures)	(1,314,683)
Net Realized and Unrealized Gain (Loss) on Investments	(6,106,951)
Net Increase in Net Assets Resulting from Operations	27,369,104

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2004	2003

Operations ($):
Investment income—net	33,476,055	48,975,732
Net realized gain (loss) on investments	(4,792,268)	60,368,472
Net unrealized appreciation
(depreciation) on investments	(1,314,683)	18,948,350
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,369,104	128,292,554

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(24,687,274)	(35,093,711)
Class B shares	(10,213,054)	(11,493,659)
Class C shares	(2,765,823)	(3,377,830)
Class R shares	(766,349)	(442,862)
Net realized gain on investments:
Class A shares	(1,952,180)	—
Class B shares	(858,904)	—
Class C shares	(257,231)	—
Class R shares	(30,674)	—
Total Dividends	(41,531,489)	(50,408,062)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	121,234,367	240,559,201
Class B shares	10,346,136	46,203,737
Class C shares	10,400,101	26,212,185
Class R shares	4,245,147	4,612,833
Net assets received in connection with
reorganization—Note 1:
Class A shares	10,380,708	—
Class B shares	13,630,135	—
Class C shares	7,228,640	—
Class R shares	19,095,717	—

22

	Year Ended October 31,

	2004	2003

Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A shares	19,957,268	27,960,513
Class B shares	7,293,148	7,268,002
Class C shares	1,697,654	1,703,882
Class R shares	725,412	419,989
Cost of shares redeemed:
Class A shares	(359,978,463)	(595,259,891)
Class B shares	(78,395,199)	(65,242,763)
Class C shares	(38,127,436)	(42,541,937)
Class R shares	(16,045,119)	(2,278,291)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(266,311,784)	(350,382,540)
Total Increase (Decrease) in Net Assets	(280,474,169)	(272,498,048)

Net Assets ($):
Beginning of Period	1,156,803,296	1,429,301,344
End of Period	876,329,127	1,156,803,296
Undistributed (distributions in excess of)
investment income—net	(2,509,052)	3,237,295

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended October 31,

	2004	2003

Capital Share Transactions:
Class A [a]
Shares sold	8,267,387	16,496,379
Shares issued in connection
with reorganization—Note 1	719,661	—
Shares issued for dividends reinvested	1,363,379	1,914,902
Shares redeemed	(24,497,425)	(40,829,304)
Net Increase (Decrease) in Shares Outstanding	(14,146,998)	(22,418,023)

Class B [a]
Shares sold	699,439	3,162,167
Shares issued in connection
with reorganization—Note 1	943,434	—
Shares issued for dividends reinvested	497,671	496,229
Shares redeemed	(5,369,591)	(4,446,171)
Net Increase (Decrease) in Shares Outstanding	(3,229,047)	(787,775)

Class C
Shares sold	708,342	1,796,600
Shares issued in connection
with reorganization—Note 1	501,789	—
Shares issued for dividends reinvested	116,260	116,769
Shares redeemed	(2,617,706)	(2,909,231)
Net Increase (Decrease) in Shares Outstanding	(1,291,315)	(995,862)

Class R
Shares sold	289,583	316,695
Shares issued in connection
with reorganization—Note 1	1,324,732	—
Shares issued for dividends reinvested	49,874	28,658
Shares redeemed	(1,110,177)	(155,336)
Net Increase (Decrease) in Shares Outstanding	554,012	190,017

a During the period ended October 31, 2004, 178,764 Class B shares representing $2,607,269 were automatically converted to 179,069 Class A shares and during the period ended October 31, 2003, 79,137 Class B shares representing $1,163,982 were automatically converted to 79,262 Class A shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2004 [a]	2003	2002 [b]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	14.84	14.02	14.75	14.26	14.31
Investment Operations:
Investment income—net	.51[c]	.58[c]	.76[c]	.97	.94
Net realized and unrealized
gain (loss) on investments	(.07)	.82	(.61)	.49	(.02)
Total from Investment Operations	.44	1.40	.15	1.46	.92
Distributions:
Dividends from investment income—net	(.59)	(.58)	(.79)	(.97)	(.97)
Dividends from net realized
gain on investments	(.04)	—	(.09)	—	—
Total Distributions	(.63)	(.58)	(.88)	(.97)	(.97)
Net asset value, end of period	14.65	14.84	14.02	14.75	14.26

Total Return (%) [d]	3.04	10.12	1.05	10.42	6.65

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.10	1.08	.99	1.01
Ratio of net expenses to average net assets	1.09	1.10	1.08	.99	1.01
Ratio of net investment income
to average net assets	3.50	3.93	5.32	6.56	6.60
Portfolio Turnover Rate	736.80[e]	823.47	617.61	516.45	576.17

Net Assets, end of period ($ x 1,000)	519,446	736,291	1,009,786	926,023	386,547

[a] As of November 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of these changes for the fiscal year ended October 31, 2004, was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 3.46% to 3.50%. Per share data and ratios/supplemental data for periods prior to
November 1, 2003 have not been restated to reflect these changes in presentation.
[b] As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.49% to 5.32%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect these changes in presentation.
[c] Based on average shares outstanding at each month end.
[d] Exclusive of sales charge.
[e] The portfolio turnover rate excluding mortgage dollar roll transactions was 705.69%.

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class B Shares	2004 [a]	2003	2002 [b]	2001	2000 [c]

Per Share Data ($):
Net asset value, beginning of period	14.87	14.04	14.77	14.28	14.14
Investment Operations:
Investment income—net	.44[d]	.50[d]	.69[d]	.89	.57
Net realized and unrealized
gain (loss) on investments	(.08)	.85	(.61)	.49	.14
Total from Investment Operations	.36	1.35	.08	1.38	.71
Distributions:
Dividends from investment income—net	(.52)	(.52)	(.72)	(.89)	(.57)
Dividends from net realized
gain on investments	(.04)	—	(.09)	—	—
Total Distributions	(.56)	(.52)	(.81)	(.89)	(.57)
Net asset value, end of period	14.67	14.87	14.04	14.77	14.28

Total Return (%) [e]	2.50	9.72	.60	9.80	7.55[f]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.57	1.53	1.52	1.55	1.50[f]
Ratio of net expenses to average net assets	1.55	1.53	1.52	1.55	1.50[f]
Ratio of net investment income
to average net assets	3.04	3.43	4.80	5.84	5.61[f]
Portfolio Turnover Rate	736.80[g]	823.47	617.61	516.45	576.17

Net Assets, end of period ($ x 1,000)	264,124	315,616	309,167	207,482	9,842

[a]	As of November 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of these changes for the fiscal year ended October 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and inrease the ratio of net investment income to average net assets from 3.00% to 3.04%. Per share data and ratios/supplemental data for periods prior to November 1, 2003 have not been restated to reflect these changes in presentation.
[b]	As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 4.97% to 4.80%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect these changes in presentation.
[c]	From March 1, 2000 (commencement of initial offering) to October 31, 2000.
[d]	Based on average shares outstanding at each month end.
[e]	Exclusive of sales charge.
[f]	Annualized.
[g]	The portfolio turnover rate excluding mortgage dollar roll transactions was 705.69%.
See notes to financial statements.
26

		Year Ended October 31,

Class C Shares	2004 [a]	2003	2002 [b]	2001	2000 [c]

Per Share Data ($):
Net asset value, beginning of period	14.82	13.99	14.72	14.23	14.14
Investment Operations:
Investment income—net	.41[d]	.47[d]	.66[d]	.85	.54
Net realized and unrealized
gain (loss) on investments	(.09)	.84	(.61)	.49	.09
Total from Investment Operations	.32	1.31	.05	1.34	.63
Distributions:
Dividends from investment income—net	(.48)	(.48)	(.69)	(.85)	(.54)
Dividends from net realized
gain on investments	(.04)	—	(.09)	—	—
Total Distributions	(.52)	(.48)	(.78)	(.85)	(.54)
Net asset value, end of period	14.62	14.82	13.99	14.72	14.23

Total Return (%) [e]	2.24	9.47	.35	9.54	6.73[f]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82	1.78	1.77	1.77	1.69[f]
Ratio of net expenses to average net assets	1.80	1.78	1.77	1.77	1.69[f]
Ratio of net investment income
to average net assets	2.80	3.22	4.59	5.58	5.11[f]
Portfolio Turnover Rate	736.80[g]	823.47	617.61	516.45	576.17

Net Assets, end of period ($ x 1,000)	73,541	93,638	102,377	85,819	3,829

[a] As of November 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of these changes for the fiscal year ended October 31, 2004, was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 2.76% to 2.80% Per share data and ratios/supplemental data for periods prior to
November 1, 2003 have not been restated to reflect these changes in presentation.
[b] As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 4.76% to 4.59%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect these changes in presentation.
[c] From March 1, 2000 (commencement of initial offering) to October 31, 2000.
[d] Based on average shares outstanding at each month end.
[e] Exclusive of sales charge.
[f] Annualized.
[g] The portfolio turnover rate excluding mortgage dollar roll transactions was 705.69%.

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class R Shares	2004 [a]	2003	2002 [b]	2001	2000 [c]

Per Share Data ($):
Net asset value, beginning of period	14.84	14.02	14.75	14.26	14.14
Investment Operations:
Investment income—net	.56[d]	.62[d]	.81[d]	1.01	.62
Net realized and unrealized
gain (loss) on investments	(.08)	.84	(.60)	.48	.13
Total from Investment Operations	.48	1.46	.21	1.49	.75
Distributions:
Dividends from investment income—net	(.64)	(.64)	(.85)	(1.00)	(.63)
Dividends from net realized
gain on investments	(.04)	—	(.09)	—	—
Total Distributions	(.68)	(.64)	(.94)	(1.00)	(.63)
Net asset value, end of period	14.64	14.84	14.02	14.75	14.26

Total Return (%)	3.38	10.58	1.49	10.67	8.03[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.68	.65	.73	2.85[e]
Ratio of net expenses to average net assets	.69	.68	.65	.73	2.85[e]
Ratio of net investment income
to average net assets	4.02	4.18	5.69	6.79	6.45[e]
Portfolio Turnover Rate	736.80[f]	823.47	617.61	516.45	576.17

Net Assets, end of period ($ x 1,000)	19,219	11,259	7,970	5,854	1

[a]	As of November 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of these changes for the fiscal year ended October 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.98% to 4.02%. Per share data and ratios/supplemental data for periods prior to November 1, 2003 have not been restated to reflect these changes in presentation.
[b]	As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.86% to 5.69%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect these changes in presentation.
[c]	From March 1, 2000 (commencement of initial offering) to October 31, 2000.
[d]	Based on average shares outstanding at each month end.
[e]	Annualized.
[f]	The portfolio turnover rate excluding mortgage dollar roll transactions was 705.69%.
See notes to financial statements.
28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Core Bond Fund (the “fund”) is a separate diversified series of Dreyfus Premier Fixed Income Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (“the Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

On April 30, 2004, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to the liabilities, of the Income Portfolio of the Bear Stearns Funds, were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. Shareholders of Class A, Class B, Class C and Class Y shares of the Income Portfolio received Class A, Class B, Class C and Class R shares, respectively, of

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

the fund, in each case, in an amount equal to the aggregate net asset value of their respective investment in the Income Portfolio at the time of the exchange.The fund’s net asset value on April 30, 2004 was $14.43 per share for Class A shares, $14.45 per share for Class B shares, $14.40 per share for Class C shares and $14.42 per share for Class R shares and a total of 719,661 Class A shares, 943,434 Class B shares, 501,789 Class C shares and 1,324,732 Class R shares, representing net assets of $10,380,708 Class A shares, $13,630,135 Class B shares, $7,228,640 Class C shares and $19,095,717 Class R shares (including $36,654 net unrealized depreciation on investments), were issued to the shareholders of the Income Portfolio in the exchange. The exchange was a tax free event to shareholders.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which

30

constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Swap transactions are valued daily based upon future cash flows and other factors, such as interest rates and underlying securities. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

32

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $21,724, accumulated capital losses $7,920,146 and unrealized appreciation $4,889,234.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2004. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund’s merger with Bear Stearns Income Portfolio. If not applied, $1,791,693 of the carryover expires in fiscal 2010, $64,381 expires in fiscal 2011 and $6,064,072 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2004 and October 31, 2003 were as follows: ordinary income $41,531,489 and $50,408,062, respectively.

During the period ended October 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premiums, treasury inflation protected securities and foreign currency transactions, the fund decreased accumulated undistributed investment income-net by $789,902, decreased accumulated net realized gain (loss) on investments by $439,056 and increased paid-in capital by $1,228,958. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended October 31, 2004 was approximately $2,838,800, with a related weighted average annualized interest rate of 1.84% ..

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, from October 1, 2004 through September 30, 2005, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, interest expense, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .65% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $141,796 during the period ended October 31, 2004.

During the period ended October 31, 2004, the Distributor retained $30,028 from commissions earned on sales of the fund’s Class A shares

34

and $1,174,869 and $15,811 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2004, Class B and Class C shares were charged $1,443,789 and $630,151, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts,such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2004, Class A, Class B and Class C shares were charged $1,545,802, $721,894 and $210,050, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2004, the fund was charged $606,233 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2004, the fund was charged $205,238 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

$458,025, Rule 12b-1 distribution plan fees $159,431, shareholder services plan fees $186,788, custodian fees $36,612 and transfer agency per account fees $110,072, which are offset against an expense reimbursement currently in effect in the amount of $141,796.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transactions, forward currency exchange contracts and swap transactions during the period ended October 31, 2004, amounted to $7,398,964,313 and $7,688,055,359, respectively, of which $312,346,669 in purchases and $313,185,229 in sales were from dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss.

36

These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Contracts open at October 31,2004,are set forth in the Statement of Financial Futures.

The following summarizes the fund’s call/put options written for the period ended October 31, 2004:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)

Contracts outstanding
October 31, 2003	—	—
Contracts written	5,318,000	220,452
Contracts terminated:
Contracts exercised	1,029,000	32,916	32,916	—
Contracts expired	4,289,000	187,536	—	187,536
Contracts outstanding
October 31, 2004	—	—

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The Fund 37

>
NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2004, there were no forward currency exchange contracts outstanding.

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

As of November 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Prior to November 1, 2003, these interim payments were reflected within interest income in the Statement of Operations. Fluctuations in

38

the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs.Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The following summarizes credit default swaps entered into by the fund at October 31, 2004:

		Unrealized
		Appreciation
Notional Amount ($)	Description	(Depreciation) ($)

10,000,000	Agreement with UBS terminating	(50,654)
	December 20, 2014 to pay a fixed
	rate of .49% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000 on
	Boeing, 5.125%, 2/15/2013
4,962,000	Agreement with UBS terminating	(477)
	December 20, 2014 to pay a fixed
	rate of .9% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000 on
	Cigna, 7%, 1/15/2011
4,962,000	Agreement with UBS terminating	(305,285)
	December 20, 2014 to pay a fixed
	rate of 1.65% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000 on
	Cigna, 7%, 1/15/2011
4,962,000	Agreement with UBS terminating	(244,093)
	December 20, 2014 to pay a fixed
	rate of 1.5% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000 on
	Cigna, 7%, 1/15/2011
10,000,000	Agreement with UBS terminating	(164,091)
	December 20, 2014 to pay a fixed
	rate of 1.17% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000 on
	Humana, 6.3%, 8/1/2018

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)
		Unrealized
		Appreciation
Notional Amount ($)	Description	(Depreciation) ($)

3,000,000	Agreement with UBS terminating	(34,598)
	December 20, 2009 to pay a fixed
	rate of 1.69% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000 on
	IAC, 7%, 1/15/2013
7,850,000	Agreement with UBS terminating	(8,923)
	March 20, 2009 to pay a fixed
	rate of .095% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000 on
	Republic of Italy, 6%, 5/29/2008
5,000,000	Agreement with Deutsche Bank terminating	(53,212)
	December 20, 2009 to pay a fixed
	rate of 1.37% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000 on
	Eastman Kodak, 7.25%, 11/15/2013
4,414,000	Agreement with Merrill Lynch terminating	(63,367)
	December 20, 2014 to pay a fixed
	rate of .675% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000
	on Metlife, 6.125%, 12/1/2011
4,414,000	Agreement with UBS terminating	(62,645)
	December 20, 2014 to pay a fixed
	rate of .65% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000
	on Metlife, 6.125%, 12/1/2011
5,616,000	Agreement with UBS terminating	(64,500)
	December 20, 2014 to pay a fixed
	rate of .85% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000
	on Sempra, 7.95%, 3/1/2010
4,962,000	Agreement with UBS terminating	2,163
	December 20, 2014 to pay a fixed
	rate of 2.95% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000 on
	Unumprovident, 7.625%, 3/1/2011

40

		Unrealized
		Appreciation
Notional Amount ($)	Description	(Depreciation) ($)

4,962,000	Agreement with UBS terminating	(403,270)
	December 20, 2014 to pay a fixed
	rate of 4.05% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000 on
	Unumprovident, 7.625%, 3/1/2011
Total		(1,452,952)

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At October 31, 2004, the cost of investments for federal income tax purposes was $883,024,206; accordingly, accumulated net unrealized appreciation on investments was $8,461,697, consisting of $16,644,441 gross unrealized appreciation and $8,182,744 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Premier Core Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Core Bond Fund (one of the funds comprising Dreyfus Premier Fixed Income Funds) as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2004 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Bond Fund at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U. S. generally accepted accounting principles.

New York, New York December 16, 2004

The Fund 43

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 1.52% of the ordinary dividends paid during the fiscal year ended October 31, 2004 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2004, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $493,101 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

44

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board

No. of Portfolios for which Board Member Serves: 186

———————
David W. Burke (68) Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 83

———————
Diane Dunst (65) Board Member (1990)

Principal Occupation During Past 5 Years:

• President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 11

———————

Rosalind Gersten Jacobs (79) Board Member (1994)

Principal Occupation During Past 5 Years:

• Merchandise and marketing consultant

No. of Portfolios for which Board Member Serves: 33

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Jay I. Meltzer (76) Board Member (1991)
Principal Occupation During Past 5 Years:
  Physician, Internist and Specialist in Clinical Hypertension
  Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
  Adjunct Clinical Professor of Medicine at Cornell Medical College

No. of Portfolios for which Board Member Serves: 11 ———————

Daniel Rose (75) Board Member (1992)

Principal Occupation During Past 5 Years:
  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director

No. of Portfolios for which Board Member Serves: 21 ———————

Warren B. Rudman (74) Board Member (1993)

Principal Occupation During Past 5 Years:
  Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul, Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
  Collins & Aikman Corporation, Director
  Allied Waste Corporation, Director
  Raytheon Company, Director
  Boston Scientific, Director

No. of Portfolios for which Board Member Serves: 20 ———————

Sander Vanocur (76) Board Member (1992)

Principal Occupation During Past 5 Years: • President, Old Owl Communications

No. of Portfolios for which Board Member Serves: 21 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

46

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 93 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 45 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

The Fund 47

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 19 investment companies (comprised of 74 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (94 investment companies, comprising 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

48

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since August 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 89 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

For More	Information

Dreyfus Premier	Transfer Agent &
Core Bond Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

®

© 2004 Dreyfus Service Corporation 0031AR1004

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $57,635.00 in 2003 and $60,761.00 in 2004.

(b)Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ 9,000.00 in 2003 and $9,000.00 in 2004. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $125,000.00 in 2003 and $178,500.00 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $11,848.00 in 2003 and $5,232.00 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies .]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0.00 in 2003 and $0.00 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0.00 in 2003 and $1,540.00 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0.00 in 2003 and $0.00 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $315,462.00 in 2003 and $635,655.00 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The

Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER FIXED INCOME FUNDS

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	December 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	December 29, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	December 29, 2004

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)